Exhibit (e)(2)

APPENDIX A

To Master Distribution Agreement dated January 13, 2010

(As amended October 2, 2017)

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
CASH ACCOUNT TRUST

Deutsche Government & Agency Securities Portfolio

Share Classes: Deutsche Government & Agency Money Fund, Deutsche Government Cash Institutional S

hares, Government Cash Managed Shares, and Service Shares

		January 13, 2010	September 30, 2010

Deutsche Tax-Exempt Portfolio

Share Classes: Deutsche Tax-Exempt Cash Premier Shares, Deutsche Tax-Exempt Money Fund, Deutsche Tax-Free Money Fund Class S, Service Shares, Tax-Exempt Cash Managed Shares, and Tax-Free Investment Class

		January 13, 2010	September 30, 2010
DEUTSCHE ASSET ALLOCATION TRUST
	Deutsche Multi-Asset Conservative Allocation Fund Share Classes: Class A, Class C, Class S, and Class T	January 13, 2010	September 30, 2010
	Deutsche Multi-Asset Global Allocation Fund Share Classes: Class A, Class C, Class S, and Class T	January 13, 2010	September 30, 2010
	Deutsche Multi-Asset Moderate Allocation Fund Share Classes: Class A, Class C, Class S, and Class T	January 13, 2010	September 30, 2010
DEUTSCHE FUNDS TRUST
DEUTSCHE GLOBAL/ INTERNATIONAL FUND, INC.
	Deutsche Emerging Markets Fixed Income Fund Share Classes: Class A, Class C, Class S, Class T, and Institutional Class	January 13, 2010	September 30, 2010
A-1

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
	Deutsche European Equity Fund Share Classes: Class A, Class C, Class S, Class T, and Institutional Class	November 3, 2014	September 30, 2016
	Deutsche High Conviction Global Bond Fund Share Classes: Class A, Class C, and Class T, and Class S	January 13, 2010	September 30, 2010
	Deutsche International Growth Fund Share Classes: Class A, Class C, Class R, Class R6, Class S, Class T, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche Global Infrastructure Fund Share Classes: Class A, Class C, Class R6, Class S, Class T, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche Global Small Cap Fund Share Classes: Class A, Class C, Class R6, Class S, Class T, and Institutional Class	January 13, 2010	September 30, 2010
DEUTSCHE INCOME TRUST
	Deutsche Core Fixed Income Fund Share Classes: Class A, Class C, Class R, Class S, Class T, and Institutional Class	February 1, 2011	September 30, 2011
	Deutsche Fixed Income Opportunities Fund Share Classes: Class A, Class C, Class R6, Class S, Class T, and Institutional Class	February 1, 2011	September 30, 2011
	Deutsche Global High Income Fund Share Classes: Class A, Class C, Class R6, Class S, Class T, and Institutional Class	February 1, 2011	September 30, 2011
	Deutsche Global Inflation Fund Share Classes: Class A, Class C, Class S, Class T, and Institutional Class	February 1, 2011	September 30, 2011
	Deutsche GNMA Fund Share Classes: Class A, Class C, Class R, Class R6, Class S, Class T, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche High Income Fund Share Classes: Class A, Class C, Class R, Class R6, Class S, Class T, and Institutional Class	February 1, 2011	September 30, 2011

A-2

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
	Deutsche Limited Maturity Quality Income Fund Share Classes: Institutional Shares and Investment Class	September 28, 2015	September 30, 2016
	Deutsche Multisector Income Fund Share Classes: Class A, Class C, Class R6, Class S, Class T and Institutional Class	February 1, 2011	September 30, 2011
	Deutsche Short Duration Fund Share Classes: Class A, Class C, Class R6, Class S, Class T, and Institutional Class	February 1, 2011	September 30, 2011
	Deutsche Ultra-Short Investment Grade Fund Share Classes: Institutional Shares and Investment Class	September 28, 2015	September 30, 2016
DEUTSCHE INSTITUTIONAL FUNDS
	Deutsche EAFE Equity Index Fund Share Class: Class R6, Class T, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche Equity 500 Index Fund Share Classes: Class S, Class R6, Class T, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche S&P 500 Index Fund Share Classes: Class A, Class C, Class R6, Class S, and Class T	April 29, 2011	September 30, 2011
	Deutsche U.S. Bond Index Fund Share Classes: Class A, Class R6, Class S, Class T, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche U.S. Multi-Factor Fund Class R6 and Institutional Class	May 1, 2017	September 30, 2018
DEUTSCHE INTERNATIONAL FUND, INC.
	Deutsche CROCI International Fund Share Classes: Class A, Class C, Class R6, Class S, Class T, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche Emerging Markets Equity Fund Share Classes: Class A, Class C, Class S, Class T, and Institutional Class	January 13, 2010	September 30, 2010

A-3

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
	Deutsche Global Macro Fund Share Classes: Class A, Class C, Class R, Class S, Class T, and Institutional Class	February 1, 2011	September 30, 2011
	Deutsche Latin America Equity Fund Share Classes: Class A, Class C, Class S, Class T, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche World Dividend Fund Share Classes: Class A, Class C, Class R6, Class S, Class T, and Institutional Class	January 13, 2010	September 30, 2010
DEUTSCHE INVESTMENT TRUST
	Deutsche Capital Growth Fund Share Classes: Class A, Class C, Class R, Class R6, Class S, Class T, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche Core Equity Fund Share Classes: Class A, Class C, Class R, Class R6, Class S, Class T, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche CROCI U.S. Fund Share Classes: Class A, Class C, Class R, Class R6, Class S, Class T, and Institutional Class	April 1, 2015	September 30, 2016
	Deutsche Large Cap Focus Growth Fund Share Classes: Class A, Class C, Class S, Class T, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche Small Cap Core Fund Share Classes: Class A, Class C, Class R6, Class S, Class T, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche Small Cap Growth Fund Share Classes: Class A, Class C, Class R, Class R6, Class S, Class T, and Institutional Class	February 1, 2011	September 30, 2011
DEUTSCHE INVESTMENTS VIT FUNDS
	Deutsche Equity 500 Index VIP Share Classes: Class A, Class B, and Class B2	January 13, 2010	September 30, 2010

A-4

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
	Deutsche Small Cap Index VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
DEUTSCHE MARKET TRUST
	Deutsche Global Income Builder Fund Share Classes: Class A, Class C, Class R6, Class S, Class T, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche Real Assets Fund Share Classes: Class A, Class C, Class R, Class R6, Class S, Class T, and Institutional Class	April 29, 2011	September 30, 2011
	Deutsche Select Alternative Allocation Fund Share Classes: Class A, Class C, Class R, Class R6, Class S, Class T, and Institutional Class	December 1, 2011	September 30, 2012
DEUTSCHE MONEY FUNDS
	Deutsche Money Market Prime Series Share Classes: Deutsche Cash Investment Trust Class A, Deutsche Cash Investment Trust Class C, Deutsche Cash Investment Trust Class S, and Deutsche Money Market Fund	January 13, 2010	September 30, 2010
DEUTSCHE MONEY MARKET TRUST
	Deutsche Government Cash Management Fund Share Classes: Institutional Shares	April 29, 2011	September 30, 2011
	Deutsche Government Cash Reserves Fund Institutional Share Class: Institutional Class	April 29, 2011	September 30, 2011
	Deutsche Government Money Market Series Share Class: Institutional Shares	January 13, 2010	September 30, 2010
DEUTSCHE MUNICIPAL TRUST
	Deutsche Managed Municipal Bond Fund Share Classes: Class A, Class C, Class S, Class T, and Institutional Class	January 13, 2010	September 30, 2010

A-5

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
	Deutsche Short-Term Municipal Bond Fund Share Classes: Class A, Class C, Class S, Class T, and Institutional Class	February 1, 2011	September 30, 2011
	Deutsche Strategic High Yield Tax-Free Fund Share Classes: Class A, Class C, Class S, Class T, and Institutional Class	January 13, 2010	September 30, 2010
DEUTSCHE PORTFOLIO TRUST
	Deutsche Core Plus Income Fund Share Classes: Class A, Class C, Class R, Class S, Class T, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche Floating Rate Fund Share Classes: Class A, Class C, Class R6, Class S, Class T, and Institutional Class	January 13, 2010	September 30, 2010
DEUTSCHE SECURITIES TRUST
	Deutsche Communications Fund Share Classes: Class A, Class C, Class T, and Institutional Class	April 29, 2011	September 30, 2011
	Deutsche CROCI Sector Opportunities Fund Share Classes: Class A, Class C, Class S, Class T, and Institutional Class	June 2, 2014	September 30, 2015
	Deutsche Enhanced Commodity Strategy Fund Share Classes: Class A, Class C, Class R6, Class S, Class T, and Institutional Class	April 29, 2011	September 30, 2011
	Deutsche Global Real Estate Securities Fund Share Classes: Class A, Class C, Class R6, Class S, Class T, and Institutional Class	April 29, 2011	September 30, 2011
	Deutsche Gold & Precious Metals Fund Share Classes: Class A, Class C, Class S, Class T, and Institutional Class	March 1, 2011	September 30, 2011
	Deutsche Health and Wellness Fund Share Classes: Class A, Class C, Class S, Class T, and Institutional Class	January 13, 2010	September 30, 2010

A-6

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
	Deutsche MLP & Energy Infrastructure Fund Share Classes: Class A, Class C, Class S, Class T, and Institutional Class	January 27, 2015	September 30, 2016
	Deutsche Real Estate Securities Fund Share Classes: Class A, Class C, Class R, Class R6, Class S, Class T, and Institutional Class	April 29, 2011	September 30, 2011
	Deutsche Science and Technology Fund Share Classes: Class A, Class C, Class S, Class T, and Institutional Class	March 1, 2011	September 30, 2011
DEUTSCHE STATE TAX-FREE INCOME SERIES
	Deutsche California Tax-Free Income Fund Share Classes: Class A, Class C, Class S, and Class T	January 13, 2010	September 30, 2010
	Deutsche Massachusetts Tax-Free Fund Share Classes: Class A, Class C, Class S, and Class T	August 1, 2011	September 30, 2011
	Deutsche New York Tax-Free Income Fund Share Classes: Class A, Class C, Class S, and Class T	January 13, 2010	September 30, 2010
DEUTSCHE TAX FREE TRUST
	Deutsche Intermediate Tax/AMT Free Fund Share Classes: Class A, Class C, Class S, Class T, and Institutional Class	January 13, 2010	September 30, 2010
DEUTSCHE VALUE SERIES, INC.
	Deutsche CROCI Equity Dividend Fund Share Classes: Class A, Class C, Class R, Class R6, Class S, Class T, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche Mid Cap Value Fund Share Classes: Class A, Class C, Class R, Class R6, Class S, Class T, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche Small Cap Value Fund Share Classes: Class A, Class C, Class R6, Class S, Class T, and Institutional Class	January 13, 2010	September 30, 2010

A-7

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
DEUTSCHE VARIABLE SERIES I
	Deutsche Bond VIP Share Class: Class A	January 13, 2010	September 30, 2010
	Deutsche Capital Growth VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	Deutsche Core Equity VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	Deutsche CROCI International VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	Deutsche Global Small Cap VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
DEUTSCHE VARIABLE SERIES II
	Deutsche Alternative Asset Allocation VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	Deutsche CROCI U.S. VIP Share Class: Class A and Class B	January 13, 2010	September 30, 2010
	Deutsche Global Equity VIP Share Class: Class A	January 13, 2010	September 30, 2010
	Deutsche Global Income Builder VIP Share Class: Class A	January 13, 2010	September 30, 2010
	Deutsche Government & Agency Securities VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	Deutsche Government Money Market VIP Share Class: Class A	January 13, 2010	September 30, 2010
	Deutsche High Income VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	Deutsche International Growth VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	Deutsche Multisector Income VIP Share Class: Class A	January 13, 2010	September 30, 2010
	Deutsche Small Mid Cap Growth VIP Share Class: Class A	January 13, 2010	September 30, 2010

A-8

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
	Deutsche Small Mid Cap Value VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
INVESTORS CASH TRUST
	Deutsche Treasury Portfolio Share Classes: Capital Shares, Deutsche U.S. Treasury Money Fund Class S, Institutional Shares, and Investment Class Shares	January 13, 2010	September 30, 2010
	Deutsche Variable NAV Money Fund Share Classes: Capital Shares and Institutional Shares	January 13, 2010	September 30, 2010

On behalf of the above-listed entities in Appendix A

By:/s/John Millette

Name: John Millette

Title: Vice President and Secretary

DEUTSCHE AM DISTRIBUTORS, INC.

By:/s/Cynthia Nestle

Name: Cynthia Nestle

Title: Chief Operating Officer

By:/s/Paul Schubert

Name: Paul Schubert

Title: Managing Director

A-9